LOGO


                             AGREEMENT FOR SERVICES

         This is an Employee Lease Agreement (hereinafter referred to as the "Agreement"), dated 6/9/97 between Certified Diabetic Supplies, Inc. (hereinafter referred to as "Client"), located at 1951 J&C Blvd, Naples, FL 34109, and Professional Employee Management, Inc., its successors and assigns (hereinafter referred to as "PEM.") of Sarasota, Florida.

                                   BACKGROUND

         Client desires to lease employees from PEM. Such employees shall remain employees of PEM, unless this Agreement is terminated, in which case the employees will automatically become employees of Client. Client recognizes that it will receive significant advantages from such an arrangement. Accordingly, in consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

1.        Term.

          A. This Agreement shall remain in force for the term of thirty (30) days (the "Initial Term"). Following the Initial Term, this Agreement shall remain in force from month to month until one party gives written notice to the other party as specified in Paragraph 17 below, at least seven (7) days prior to the expiration of any monthly extension of the Initial Term. PEM may terminate this Agreement upon seven (7) days written notice should Client breach any of the provisions of this Agreement.

          B. PEM shall have the right to terminate this Agreement immediately in the event of non-payment or late payment by the Client occurring at any time after the date of this Agreement. The failure by Client to call in a payroll shall work an immediate revocation of this Agreement.

2.        Effective Date.

         This Agreement shall become effective only when both parties have signed this document, the initial payroll has been processed, paid for and received by Client.

MARKETING REPRESENTATIVES OF PEM ARE NOT AUTHORIZED TO BIND PEM WITHOUT THE SIGNATURES OF A LICENSED CONTROLLING PERSON, IN ACCORDANCE WITH FLORIDA STATUTES, AND A CORPORATE OFFICER.

3.       The Employees.

         PEM will lease the employees listed on Exhibit B to Client. Client shall fill out Exhibit B, either in type or print. PEM shall be fully responsible for notifying all leased employees of their leased employee status. Each employee shall be identified according to workers' compensation classification by proper code. Client's signature shall be affixed to Exhibit B to indicate proper classification. No other employees shall become leased to Client unless specifically agreed by PEM. Client is obligated to notify PEM immediately of any new applicants to ensure that all new hires receive the appropriate benefits and that all customary payroll obligations are met. Client must transmit to PEM a workers' compensation classification, in type or print, for each and every new hire. Client's signature must be affixed to this transmission which should become a permanent addendum to Exhibit B when processed and signed for by PEM. PEM shall not be considered an employer for any employee who does not complete a PEM employment application and who is not accepted by PEM as a leased employee. Failure by Client to timely notify PEM of new hires shall constitute grounds for immediate termination of this Agreement. Client agrees to notify PEM immediately upon the release, termination or cessation of employment of any employee. Client agrees to cooperate with PEM in all employment and unemployment matters. Client recognizes that these are essential conditions of this agreement. PEM will provide workers' compensation insurance for leased employees when they are performing work in accordance with this Agreement. Should any individual perform services for Client and should Client not report those hours to PEM, PEM shall not be obligated to said individual in any way either with regard to paying such individual for such hours or with regard to providing any benefit including workers' compensation, or in any other manner be obligated to said individual.

4.       Services Provided To Client.

         PEM shall be fully responsible for payment of all payroll, payroll taxes, collection of taxes, unemployment insurance and other administrative functions customarily performed by an Employer for its employees with regard to leased employees while they are performing work for PEM. PEM shall, without regard to payments by Client, assume such responsibilities as are required by applicable federal Wage and Hour law for payment of wages to leased employees until such employees are terminated from employment with PEM. PEM shall properly secure coverage for workers' compensation for employees covered under this Agreement and shall offer an optional Employee benefit package to all qualifying employees on an equal basis. Client shall be responsible for ensuring that all applications and insurance enrollment forms are fully completed and returned to PEM. PEM shall cooperate with and assist Client in this important endeavor.

5.        Reservation of Rights.

          In compliance with State law and Federal guidelines, PEM shall, after consultation with Client, through Client's Corporate Personnel Department or its on-site Supervisor;

          A. Have a right to recruit, hire, direct and control employees,

          B. Have a right to discipline, replace, and terminate the employment of such employees and designate the date of separation from employment,

          C. Have a right to reward, promote, reassign, evaluate and determine the wages, hours, terms and conditions of employment,

          D. Have the right to resolve and decide employee grievances and disputes,

          E. Supervise and direct such employees in a reasonable manner consistent with the practices of similar businesses and enterprises. Client's on-site supervisor is Peter Fiscina.

          F. Client may retain such sufficient direction and control over the leased employees as is necessary to conduct the client's business and without which the client would be unable to conduct its business, discharge any fiduciary responsibility that it may have, or comply with any applicable licensure, regulatory, or statutory requirement of Client.

6.        Safety and Training.

          It shall be the responsibility of Client to implement a safety and training program which meets the standards of regulations issued by the Florida Division of Safety, including the responsibility to implement a safety committee. PEM shall provide Client assistance in fulfilling these obligations. PEM shall retain such responsibilities as are required by Chapter 468, Florida Statutes.

7.        Safe Work Environment.

          A. Client agrees that it will comply with all health and safety laws, right-to-know laws, regulations, ordinances, directives and rules imposed by controlling federal, state, and local government, and that it will immediately report all accident and injuries to PEM. Client agrees to make "light duty work" available in the event of light duty release. PEM reserves the right to locate a light duty release employee at another location within a 100-mile radius of the employee's residence. Failure by Client to adhere to this provision of the Florida Workers' Compensation Act could cause a fine to be assessed against Client in an amount not to exceed $2,000,000 per violation.

          B. PEM retains a right of direction and control over management of safety, risk and hazard control at the work-site or sites affecting its leased employees. Environmental factors, equipment, machinery and all other matters which affect employee health and safety shall be maintained in compliance with OSHA standards. Client represents that its working environment, equipment and machinery currently meet all OSHA standards and that they will be maintained in compliance with such standards for the duration of this Agreement. Client agrees that it shall be responsible for any OSHA violations.

          C. Client shall provide or ensure use of all personal protection gear and/or equipment, as required by federal, state, or local law, regulation, ordinance, directive, or rule as deemed necessary by PEM or PEM's workers' compensation carrier. PEM will perform safety inspections of Client's equipment and premises to insure safe working conditions.

          D. PEM and PEM's workers' compensation carrier shall have the right to inspect Client's premises during normal business hours and to make recommendations pertaining to job safety. It is agreed that PEM, by inspecting said premises or by not inspecting said premises, assumes neither liability nor responsibility for any unsafe working condition which may exist. Failure by Client to comply with its obligations pertaining to job safety shall constitute grounds for immediate termination of this Agreement. PEM is responsible for the promulgation and administration of employment and safety policies, managing workers' compensation claims, claims filing and related procedures.

8.       Employee Benefits.

         The client shall select the Group Benefit Plan options desired under this Agreement. Client shall sign in all appropriate places. By its signature Client acknowledges that it has delivered all required data to the Marketing Representative of PEM.

         Benefit Options and Elections.

         1. In an effort to furnish the best possible service, PEM offers a Group Benefit Plan. The coverages are funded through a Group Insurance Policy issued to the Sponsor by AETNA.

         2. Client must select one of the following options:

            a. Client chooses not to participate in the Group Benefit Plan sponsored by PEM.

               ______________________________ (Signature of Client); or,

            b. Client chooses to participate in the Group Benefit Plan sponsored by PEM.

               Illegible signature
               _______________________________________ (Signature of Client).

            c. If Client chooses not to participate in the Group Benefit Plan sponsored by PEM, Client hereby certifies that it has its own Health Benefit Program which covers its employees.

            d. If Client chooses to participate in the Group Benefit Plan sponsored by PEM, Client selects the following coverage:

               (1) Client elects to participate in the Group Benefit Plan which includes a transitional period of coverage based upon written acceptance by ______________________________

                   ___________________________ (Signature of Client); or,

               (a) Client must deliver to PEM's service representative the following:

                   (a.1) A complete copy of Client's Health Benefit Insurance
                         Policy;

                   (a.2) A copy of the last statement from the Client's Health
                         Benefit Carrier marked paid in full and a copy of the canceled check, front and back:

                   (a.3) A copy from the health Benefit carrier showing each
                         employee's effective date of coverage for the current policy.

         (2) Client elects to participate in the Group Benefit Plan as a new Regular Enrollment, subject to all written terms and conditions of the Group Insurance Policy.

             Illegible signature_______________ (Signature of Client)



9.        Indemnification and Attorney's Fees

          A. Client agrees to indemnify, defend and hold harmless PEM, its officers shareholders, non-leased employees, directors and agents from and against any and all losses, liabilities, expenses (including court costs and attorneys' fees) and claims for damage of any nature whatsoever, whether known or unknown as though expressly set forth and described herein, which PEM may incur, suffer, become liable for, or which may be asserted or claimed against PEM as a result of the actual or alleged acts, errors or omissions of Client or any leased employee, including without limitation any violation or breach of paragraph 5 above by Client, or any claims whatsoever arising out of actual or alleged violations of Wage and Hour laws, EEOC laws, tort law, The Family and Medical Leave Act, American's with Disabilities Act, Title VII of the Civil Rights Act or the National labor Relations Act by the Client and any leased employee.

          B. Client agrees to indemnify, defend and hold harmless PEM from real or asserted liability, including cost of defense, connected with or resulting from the ownership, custody, maintenance, use or operation of any Client's machinery, facilities, equipment and/or automobiles whether leased, rented, borrowed or owned, where liabilities are not covered by the insurance provided by Client, or if covered, are in excess of the policy limits required pursuant to INSURANCE hereinafter expressed.

          C. Client agrees to indemnify, defend and hold PEM harmless for any and all liabilities whatsoever arising out of Client's hiring of Independent Contractors and/or Employees outside of this Agreement.

          D. In the event that PEM is required to defend against any claim to which PEM reasonably believes it is entitled to indemnification under this Section, Client shall advance to PEM any attorneys' fees and litigation expenses related to the defense of such action that have not yet been previously reimbursed by Client.

          E. In the event that PEM is required to defend against any claim occasioned by the breach or default in any provision of this Agreement to enforce the terms of this Agreement, PEM shall be awarded all reasonable cost pertaining thereto, including reasonable attorneys' fees and costs in addition to any other relief to which PEM may be entitled.

          F. Client agrees that, notwithstanding any other provision of this Agreement, that access to any property whether real, appurtenant, or personal, as well as the accommodation of said property to any person who may be handicapped or disabled, or perceived as being handicapped or disabled, over which real or personal property the Client has ownership, administration, maintenance or some other control, shall be the sole and exclusive responsibility of the Client. Client agrees to indemnify, hold harmless and defend PEM(R), its officers, shareholders, non-leased employees, directors and agents, from any and all losses, liabilities, expenses (including court costs and attorneys' fees) and claims for damage of any nature, or other consequences of any sort out of the client's obligations set forth herein.

10.       Fees.

          A. For services under this Agreement, PEM shall be entitled to a fee as specified on Exhibit A attached to this Agreement. Exhibit A shall be signed by Client after it is filled in by PEM's Representative. The signature by Client shall indicate Client's acceptance for the rates and classifications thereon. Upon acceptance by PEM of the Agreement, a duly authorized representative (i.e. a corporate officer) shall sign Exhibit A indicating acceptance by PEM of the rates and classifications. Both parties shall retain a copy of Exhibit A. A portion of said fee shall be applied by PEM toward the Workers' Compensation Policy covering employees working pursuant to this Agreement. The fee is payable when PEM issues checks each pay period. Should Client require additional services not included in this Agreement, the fee for any such additional services shall be negotiated separately. While the preparation fee charged by PEM is guaranteed for the Initial Term of this Agreement, the fee set forth on Exhibit A is subject to adjustment by PEM based upon changes in local State and/or Federal employment law or changes in insurance requirements or costs.

          B. If, for any reason whatsoever, payment is not timely submitted to PEM for its services in accordance with this Agreement, or the payment received is unable to be immediately negotiated, it will be considered a breach of contract and PEM shall have the sole right to immediately terminate this Agreement and/or charge Client a special service fee of up to $100 per day. This special service fee shall be imposed to reimburse PEM for all expenses including additional labor costs, incurred as a result of any Client's failure to timely meet financial obligations under this Agreement.

          C. Should payment of any amounts due PEM not be made when due, and should PEM agree to continue to provide services to the Client, the Client shall pay a monthly service charge of one and one-half percent (1 1/2%) per month on the unpaid balance, however, in no event shall this amount exceed the lawful rate of interest.

          D. PEM shall have the right to adjust the negotiated fee should it be determined that Client has misrepresented or understated the amount of its payroll. Likewise PEM shall have the right to adjust the negotiated fee should Client fail to cooperate in unemployment matters resulting in additional costs to PEM. The adjustment shall be in compliance with PEM's Administrative Cost Guidelines. A copy of the Administrative Cost Guideline is available upon request.

          E. The owner or owners of the Client business must make an election to become a payroll employee of PEM at the time of the initial enrollment. If any owner (be that an owner, self-proprietor, partner, or stockholder) declines to be an employee of PEM at the time of the initial enrollment, then that owner must wait until the one-year anniversary date to become enrolled as a salaried employee. No benefits shall be available to any owner not properly enrolled as an employee of PEM. This provision may be amended only upon written agreement by PEM and Client.

11.       Insurance.

          A. PEM shall furnish and keep in full force and effect at all times during the term of this Agreement, workers' compensation insurance covering all PEM employees under the terms of this Agreement. Upon request, PEM shall produce a Certificate of Insurance to be issued naming Client the certificate holder.

          B. If Client transfers professionals engaged to act in their professional capacity, Client shall furnish malpractice insurance which shall cover any and all acts, errors and/or omissions, including but not limited to negligence of PEM transferors and/or employees. Client shall cause its insurance carrier to name PEM as an additional named insured and issue a certificate of insurance to PEM, allowing not less than thirty (30) days advance notice of cancellation or material changes. This insurance coverage shall have limits of liability of no less than $1,000,000.00

          C. Client shall secure and maintain General Liability insurance coverage with Limits of Liability no less than $1,000,000.00 combined single limit. The policy shall also provide for the coverage of auto and non-owned auto. PEM shall be provided with a certificate of such insurance.

          D. Client and PEM agree to keep in full force and effect at all times during the term of this Agreement all insurance required under this Agreement.

          E. Misrepresentation of workers' compensation classification or inaccurate reporting of employee payroll hours is cause for immediate termination of this contract. Client is obligated to pay to PEM any additional monies due as a result of workers' compensation audits, only as it applies to a client location for the duration of this Agreement, or up to the statutory limit of 2 years after termination of services.

12.       Representation of Client.

          Before the commencement of the Initial Term, Client shall warrant and represent to PEM as follows:

          A. That all wages and compensation due prior to the date of this Agreement have been paid to Client's employees.

          B. That no separate agreements or arrangements exist that would obligate PEM except as set forth herein.

          C. That in the opinion of counsel for Client all existing pension and profit sharing plans are current and in compliance with applicable law and this Agreement shall not be deemed a breach under the terms of such plans.

          D. That no Client shut-down, lay-offs, or cessation of business is contemplated by Client. That Client recognizes that Federal and State regulations govern employers with great numbers of employees. That potential liabilities in the event of "plant closings", "shut-downs", or "lay-offs" could have a disastrous impact on PEM as well as the Client. That Client will notify PEM at least sixty (60) days in advance of any "plant closings", "shut-downs", or "lay-offs", "employee discharges" or other cessation of business.

          E. That Client will cooperate and work with PEM with a stated goal of seeking adequate job placement or relocation for any displaced employee.

          F. Knowing that State Law requires that any checks which remain unclaimed after a period of one year be remitted to the State's unclaimed property fund. Client agrees to assist PEM in the compliance with this statute by submitting any such checks back to PEM on a periodic basis. Client will indemnify and hold harmless PEM from any and all liabilities whatsoever arising out of Client's failure to comply and PEM has the right to inform the State's unclaimed property fund of such failure so that they can initiate collection procedures from the Client.

13.       Invalidity of a Provision.

          If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal, or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

14.       No Waiver.

          The failure by either PEM or Client to insist upon strict performance of any of the provisions contained in this Agreement shall in no way constitute a waiver of any of its rights set forth herein, at law or equity.

15.       Termination.

          This Agreement may be terminated by PEM if, at any time, Client breaches any material term of this Agreement. PEM may also terminate this Agreement if, at any time, PEM, in its sole discretion, determines that a material adverse change has occurred in the financial condition, the business, or the business prospects of Client, or that Client is unable to pay its debts as they become due in the ordinary course of business. This Agreement may also be terminated, upon five days notice by PEM, in the event of any federal or state legislation, regulatory action, or judicial decision which, in the sole discretion of PEM, materially adversely affects its ability to perform under this Agreement. This section is cumulative to all other incidents of termination recited in this Agreement. Upon termination by either party of this Agreement only standard information in standard form and format will be supplied to Client by PEM. Client agrees that PEM has no obligation to supply information outside of its standard services as set forth in this Agreement. Should Client desire such information as an additional service, fees for these services must be negotiated outside of this Agreement as set forth in Paragraph 10A. of this Agreement.

16.       Venue and Jurisdiction.

          Any action or counterclaim arising out of or related to this Agreement, must be brought by Client only in Sarasota County, Florida. Any action may be brought by PEM in any jurisdiction where venue is proper. Client hereby irrevocably consents to be subject to the jurisdiction of the courts of Florida concerning any case or controversy arising out of or related to the Agreement.

17.       Notices.

         To be effective, any notice given under this Agreement must be in writing, shall be effective when received, and will be delivered, by hand or by overnight delivery service, to the following addresses:

         IF TO PROFESSIONAL EMPLOYEE MANAGEMENT, INC.:

                     Professional Employee Management, Inc.
                           1819 Main Street, 8th Floor
                             Sarasota, Florida 34236
                             Attn: Corporate Officer

         IF TO CLIENT:
                        Certified Diabetic Supplies, Inc.
                        ---------------------------------
                          Business Name (Print or Type)

                            Peter Fiscina, President
                        ---------------------------------
                         Officer Carter (Print or Type)

                                 1951 J&C Blvd.
                        ---------------------------------
                         Mailing Address (Print or Type)


                              Naples, Florida 34109
                        ---------------------------------
                         City, State, Zip (Print or Type

or to such other address as either party may, in writing, from time to time, give notice to the other party.

          In no event will PEM be liable for any direct or consequential damages to Client as a result of a breach of this Agreement, nor for any loss of profits, business, or goodwill.

18.       Waiver of Jury Trial.

          Client hereby waives any right to a jury trial in any action against PEM arising out of, or related to this Agreement.

19.       Headings.

          The headings in the Agreement are intended for convenience or reference and shall not affect its interpretation.

20.       Amendments.

          This Agreement constitutes the entire Agreement between the parties with regard to the subject matter and no other agreement, statement, promise or practice between the parties relating to the subject matter shall be binding on the parties. This Agreement may be changed pursuant to the terms hereof or by written amendment signed by both parties.

21.       No Third Party Beneficiaries.

          No rights of any third party are created by this Agreement and no person not a party to this Agreement may rely on any aspect of this Agreement notwithstanding any representation, written or oral, to the contrary.

22.       Governing Law.

          This Agreement shall be governed by and construed under the laws of Florida, regardless of any choice of law provisions of any jurisdiction to the contrary.

23.       Oral Representations.

          Oral amendments to this Agreement are not allowed. No oral promise shall be enforceable. Agents and Sales Representatives of PEM have no authority to alter or amend any provision of this Agreement. No promise by any Agent or Sales Representative of PEM is enforceable unless in writing, attached to this Agreement and approved by a LICENSED CONTROLLING PERSON, IN ACCORDANCE WITH FLORIDA STATUES, AND A CORPORATE OFFICER.

WITNESS                                     CLIENT


    /s/ Illegible                           By:        /s/ Illegible
------------------------------                   -------------------------------
                                            Date:      6/10/97
------------------------------                   -------------------------------



                                          PROFESSIONAL EMPLOYEE MANAGEMENT, INC.

WITNESS:

                                            By:
------------------------------                 ---------------------------------
                                            Title:
------------------------------                    ------------------------------
                                            Date:
                                                  ------------------------------

Exhibit A (Fees) to Client Agreement For Services Dated: June 9, 1997

The following fee schedule is set forth for: Certified Diabetic Supplies, Inc.
                                             ---------------------------------
                                             Client

          Job Description                              Rate
          ---------------                              ----
               Office                                  12.16
               Executive Officers                      10.76


                               METHOD OF PAYMENT

PLAN A    Cashier's Check or other             _________________________________
          certified funds                      CLIENT SIGNATURE

--------------------------------------------------------------------------------

PLAN B    Maintain prepaid payroll
          period in advance enabling
          PEM to accept your company
          check upon delivery of
          the payroll                          _________________________________
                                               CLIENT SIGNATURE

--------------------------------------------------------------------------------
PLAN C    Wire transfer (must be
          made at least two business
          days prior to payroll date)          ____________________________
                                               CLIENT SIGNATURE

--------------------------------------------------------------------------------
PLAN D    Company check or ACH
          Direct Debit upon approval               /s/ Illegible
          By PEM Corporate ONLY                    -----------------------------
                                                   CLIENT SIGNATURE

--------------------------------------------------------------------------------

/s/ Illegible                                  /s/ Illegible
------------------------------                 ---------------------------------
Witness
                                               6/10/97
                                               ---------------------------------
                                               Date:

------------------------------                 ---------------------------------
Witness                                        Professional Employee Management

                                               ---------------------------------
                                               Date:


FL PEM Agreement for Services
Revised 2/10/97

                     PROFESSIONAL EMPLOYEE MANAGEMENT, INC.

                                   EXHIBIT B

Date: 6/9/97                      Sales Representative Felicia Phillips
---------------------------        ---------------------------------------------

CLIENT NAME: Certified Diabetic Supplies, Inc.
--------------------------------------------------------------------------------

CLIENT ADDRESS: 1951 J. & C. Blvd., Naples, FL 34109
--------------------------------------------------------------------------------



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EMPLOYEE NAME       SOCIAL SECURITY NUMBER     COMP. CODE     APP       W-4       I-9       HEALTH HISTORY    INS Y     XXXXX
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====================================================================================================================================
WITNESS:                                                              CLIENT:

/s/ Illegible                                                         By: /s/ Illegible
-----------------------------------                                   -----------------------------------------
                                                                      Date: 6/10/97
-----------------------------------                                   -----------------------------------------

FL PEM Agreement for Services
Revised 2/10/97

                                                                   Employee
Work Group               Name                                       Count
----------               ----                                      ---------

Officers:
                         Peter Fiscina                                1
                         Randy Ayala                                  2

Administration:
                         Kathy Hankins                                3
                         Nancy Feeley                                 4
                         Betty Borsukoff                              5
                         Subtotal

Data Processing:
                         Jeff Krueger                                 6

New Patient Input/Billing
                         Derdre Bowe                                  7
                         Kim Schneider                                8
                         Mario Alvarez                                9
                         Debra Borowski                               10
                         Margaret Waters                              11
                         Subtotal

Insurance Verification/Collections                                    12
                         Beverly Carver                               13
                         Ruby Palacios                                14
                         Brenda Piper                                 15
                         Charlotte Bremer                             16
                         Kristine Abbott                              17
                         Norma Navarro                                18
                         Subtotal

Posting/Collections
                         Patti Creely                                 19
                         Jeanne D'Elia                                20
                         Peggy Johnson                                21
                         Roseann Manzoni                              22
                         Abby Phipps                                  23
                         Susan Bloom                                  24
                         Lydia Camacho                                25
                         Kim Erickson                                 26
                         Subtotal

Shipping
                         Ron West                                     27
                         Jamie Bolen                                  28
                         Brian Bolen                                  29
                         Chris Highman                                30
                         Subtotal

Marketing
                         Liz Fiscina                                  31
                         Linda West                                   32
                         Donna Bolen                                  33
                         Lisa Smith                                   34
                         Kathie Gillespie                             35
                         Shirley Yoakam                               36
                         Subtotal

C.D.S.                   Total C.D.S.                                 37
Coastline                Randy Carlton                                38
CDS Health Mgmt.         Ron Hersch                                   39
                         CFO
                         GRANT TOTAL

* Includes employers share of workers compensation, FICA, federal and state unemployment and PEM administrative costs.
A. Elected not to take insurance